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                                                                 EXHIBIT 10.18.2

                                 THIRD AMENDMENT

                                       to

                                CREDIT AGREEMENT


         THIS THIRD AMENDMENT TO CREDIT AGREEMENT ("Third Amendment"), dated as of December 1, 1999 among FELCOR LODGING TRUST INCORPORATED, a Maryland corporation (f/k/a FelCor Suite Hotels, Inc.) ("FelCor") and FELCOR LODGING LIMITED PARTNERSHIP, a Delaware limited partnership (f/k/a FelCor Suites Limited Partnership) ("FelCor LP" and collectively with FelCor, the "Borrower"), the financial institutions listed on the signature pages hereof (each individually a "Lender" and collectively the "Lenders"), and THE CHASE MANHATTAN BANK, as administrative agent for the Lenders (in such capacity, the "Administrative Agent").


                              W I T N E S S E T H:

         WHEREAS, that certain Fourth Amended and Restated Credit Agreement, dated as of July 1, 1998, among Borrower, the financial institutions party thereto, and the Administrative Agent provides for the making of certain loans to Borrower up to an aggregate principal amount of $1,100,000,000 (as amended, the "Credit Agreement");

         WHEREAS, pursuant to that certain Second Amendment to Credit Agreement ("Second Amendment"), dated as of August 20, 1999 among the parties thereto, the parties modified, among other things, the provisions in the Credit Agreement governing Restricted Payments to allow the Borrower to repurchase an amount of its own Stock in excess of the limitations contained therein (the "Additional Stock Repurchase Amount") in an amount of up to $50,000,000.00; and

         WHEREAS, the parties hereto desire to further amend the Credit Agreement to increase the Additional Stock Repurchase Amount to $275,000,000.00 and to make certain modifications to the financial covenants and other provisions in connection therewith;

         NOW, THEREFORE, in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree that the Credit Agreement is amended as follows:



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         1. Under the definition of "Applicable Margin" in Section 1.1 of the
Credit Agreement, the roman numeral "VIII" appearing in the first clause (ii) is hereby deleted and the following is hereby substituted in place thereof:

                  "IX"

         2. Under the definition of "Applicable Margin" in Section 1.1 of the Credit Agreement, there is hereby added thereto after the row that begins with the words "Level VIII" an additional row which shall read as follows (excluding headings):

                          Base Rate        Eurodollar Rate     Commitment
                           Loans                Loans              Fee
                           -----                -----              ---

"Level IX Status           0.375%               1.875%            0.35%"



         3. Under the definition of "Status" in Section 1.1 of the Credit Agreement, the first paragraph is hereby deleted and the following is hereby substituted in place thereof:

                  "'Status' means the existence of Level I Status, Level II Status, Level III Status, Level IV Status, Level V Status, Level VI Status, Level VII Status, Level VIII Status, or Level IX Status, as the case may be."

         4. Under the definition of "Status" in Section 1.1 of the Credit Agreement, the words "less than or equal to 50%" are hereby deleted from the end of the paragraph that begins with the words "Level VIII Status," and the following is hereby substituted in place thereof:

                  "less than 50%"

         5. Under the definition of "Status" in Section 1.1 of the Credit Agreement, there is hereby added after the paragraph beginning with the words "Level VIII Status" an additional paragraph which shall read as follows:

                  "'Level IX Status' exists on any date if, on such date (y) none of Level I Status through Level IV Status exist and (z) the Leverage Ratio is equal to or greater than 50% but less than or equal to 55%."

         6. Under Section 5.1 of the Credit Agreement, entitled Unsecured Interest Expense Coverage, the ratio of "2.5:1.0" is hereby deleted and the ratio of "2.25:1.0" is hereby substituted in place thereof.

         7. Under Section 5.2 of the Credit Agreement, entitled Fixed Charge Coverage Ratio, the ratio of "2.0:1.0" is hereby deleted and the ratio of "1.75:1.0" is hereby substituted in place thereof.



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         8. Under Section 5.4 of the Credit Agreement, entitled Limitations on
Total Indebtedness, the percentage of "50%" is hereby deleted and the percentage of "55%" is hereby substituted in place thereof.

         9. Under Section 7.4 of the Credit Agreement (as amended), in the proviso to the last sentence of said section the words "in an amount of up to $50,000,000.00" are hereby deleted and the following is hereby substituted in place thereof:

                  "for an aggregate purchase price not to exceed $275,000,000.00 from and after August 20, 1999 through the end of the term of the Loans (including any extension thereof)"

         10. The Credit Agreement and the other Loan Documents are in full force and effect without default thereunder by Borrower and all of the representations and warranties contained in the Credit Agreement and the other Loan Documents are hereby restated as if the same were made as of the date hereof (it being understood and agreed that any representation or warranty which by its terms is made on a specified date shall be required to be true and correct only as of such specified date).

         11. If there shall be any inconsistencies between the terms, covenants, conditions and provisions set forth in the Credit Agreement, and the terms, covenants, conditions and provisions set forth in this Third Amendment, then, the terms, covenants, conditions and provisions of this Third Amendment shall prevail. Whenever possible, the provisions of this Third Amendment shall be deemed supplemental to and not in derogation of the terms of the Credit Agreement and any documents relating thereto.

         12. Any capitalized term used but not defined herein shall have the meaning set forth in the Credit Agreement.

         13. Each party hereto hereby confirms and ratifies all of the terms and provisions of the Credit Agreement as amended by this Third Amendment. Except as expressly amended hereby, all of the terms of the Credit Agreement shall remain in full force and effect.

         14. Each party hereto represents, warrants and covenants that such party (and the undersigned representative of such party) has full power, authority and legal right to execute this Third Amendment and to keep and observe all of the terms of this Third Amendment and the Credit Agreement on such party's part to be observed and performed.

         15. If any term, covenant or condition of this Third Amendment shall be held to be invalid, illegal or unenforceable in any respect, this Third Amendment shall be construed without such provision.

         16. This Third Amendment shall be binding upon the successors and assigns of the Borrower and shall inure to the benefit of and be enforceable by the Administrative Agent under the Credit Agreement and its successors and assigns; provided that no Borrower may assign any of its rights or obligations hereunder without the prior written



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consent of the Administrative Agent. THIS THIRD AMENDMENT SHALL BE CONSTRUED AND
ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK (WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS).

         17. This Third Amendment may be executed in any number of separate counterparts, each of which shall, collectively and separately, constitute one agreement.




                    [SIGNATURES BEGIN ON THE FOLLOWING PAGE]



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         IN WITNESS WHEREOF, this instrument has been duly executed by the undersigned as of the day and year first above written.



                                            FELCOR LODGING TRUST INCORPORATED,
                                            a Maryland corporation


                                            By: /s/ LAWRENCE D. ROBINSON
                                               ---------------------------------
                                               Name: Lawrence D. Robinson
                                               Title: Senior Vice President




                     [SIGNATURES CONTINUE ON FOLLOWING PAGE]


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                              FELCOR LODGING LIMITED PARTNERSHIP, a
                              Delaware limited partnership

                              By: FELCOR LODGING TRUST INCORPORATED, a
                                  Maryland corporation, its sole general partner


                              By: /s/ LAWRENCE D. ROBINSON
                                 ---------------------------------
                                 Name: Lawrence D. Robinson
                                 Title: Senior Vice President





                    [SIGNATURES CONTINUE ON FOLLOWING PAGE]




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                         Signature for Credit Agreement


                                            THE CHASE MANHATTAN BANK,
                                            as Administrative Agent


                                            By: /s/ ALAN BREINDEL
                                               ---------------------------------
                                            Name: Alan Breindel
                                            Title: Managing Director


                     [SIGNATURES CONTINUE ON FOLLOWING PAGE]



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